Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Summary of Significant Accounting Policies
Assets and Liabilities Measured at Fair Value

Assets and Liabilities Measured at Fair Value

For assets and liabilities required to be reported at fair value, GAAP provides a hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three broad levels. Level 1 inputs are quoted market prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 2 inputs are inputs, other than quoted market prices included within Level 1, that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash equivalents (Level 1) consist of highly liquid investments purchased with original maturities of three months or less. Cash equivalents aggregated $69.1 million and $81.2 million as of December 31, 2022 and 2021, respectively.

Restricted Cash

Restricted Cash

Restricted cash consists of cash on deposit that is restricted for the payment of certain debt and interest obligations, debt reserves, Stadium repair and maintenance reserves and Stadium lease payments.

Accounts Receivable and Contract Assets, net of Allowance for Credit Losses

Accounts Receivable and Contract Assets, net of Allowance for Credit Losses

An account receivable is recorded when there is an unconditional right to consideration based on a contract with a customer. For certain types of contracts with customers, the Company may recognize revenue in advance of the contractual right to invoice the customer, resulting in an amount recorded to contract assets as required by Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”). Once the Company has an unconditional right to consideration under these contracts, the contract assets are reclassified to accounts receivable. The table below details the opening and closing balances of accounts receivable and contract assets:

	December 31,
	2022	2021

	amounts in thousands
Accounts receivable	$23,980	26,935
Contract assets	46,254	45,309
Total accounts receivable and contract assets, net of allowance for credit losses	$70,234	72,244

Accounts receivable and contract assets are reflected net of an allowance for credit losses. A summary of activity in the allowance for credit losses is as follows:

	Beginning of	Charges (credits) to		End of year
	year balance	expense	Write-Offs	balance

	amounts in thousands
2022	$406	(86)	(7)	313
2021	$478	114	(186)	406

The Company applies the “expected credit loss” methodology in estimating its allowance for credit losses by first considering historical losses and adding consideration of current market conditions, the customers’ financial condition, the amount of receivables in dispute, the current receivables aging and current payment patterns. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

Property and Equipment

Property and Equipment

Property and equipment are recorded at cost, less impairments, if any. Expenditures for improvements that add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are expensed when incurred. When depreciable properties are retired or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts, and the resulting gain or loss is included in the combined statements of operations. Depreciation is recognized over the estimated useful lives of the assets using the straight-line method.

Investments

Investments

Braves Holdings or certain of its subsidiaries maintain investments in various entities, including certain MLB affiliates, Georgia Ballpark Hotel Company, LLC and Battery Hotel Group, LLC.

Investments in entities in which Braves Holdings or its subsidiaries have significant influence, but less than a controlling voting interest, are accounted for using the equity method. Significant influence is generally presumed to exist when the Company (i) owns between 20% and 50% of a voting interest in the investee, (ii) holds substantial management rights, or (iii) holds an interest greater than 3% to 5% in an investee that is a limited partnership. The presumption that exists for interests in the ranges stated above is overcome in limited circumstances if it is readily apparent based on the facts and circumstances that the investor does not have the ability to influence the financial and operating policies over the investee. Under the equity method, the investment, originally recorded at cost, is adjusted to recognize the Company’s share of net earnings or losses of the investment as they occur rather than as dividends or other distributions as they are received. Losses are limited to the extent of the Company’s investment in, advances to and commitments for the investee.

The Company relies on management of these affiliates to provide it with accurate financial information prepared in accordance with GAAP that the Company uses in the application of the equity method. In addition, the Company relies on audit reports that are provided by the affiliates’ independent auditors on the financial statements of such affiliates. In the event the Company is unable to obtain accurate financial information from an equity affiliate in a timely manner, the Company records its share of earnings or losses on a lag. The Company is not aware of any errors in, or possible misstatements of, the financial information provided by its equity affiliates that would have a material effect on the Company’s combined financial statements.

The Company periodically reviews the carrying amounts of its investments to determine whether a decline in fair value below the carrying value is other than temporary. The primary factors the Company considers in its determination are the length of time that the fair value of the investment is below the Company’s carrying value; the severity of the decline; and the financial condition, operating performance and near term prospects of the investee. In addition, the Company considers the reason for the decline in fair value, be it general market conditions, industry specific or investee specific; changes in valuation subsequent to the balance sheet date; and the Company’s intent and ability to hold the investment for a period of time sufficient to allow for a recovery in fair value. If the decline in fair value is deemed to be other than temporary, the carrying value of the equity method investment is written down to fair value. In situations where the fair value of an investment is not evident due to a lack of a public market price or other factors, the Company uses its best estimates and assumptions to arrive at the estimated fair value of such investment. The Company’s assessment of the foregoing factors involves judgment and accordingly, actual results may differ materially from the Company’s estimates and judgments. Write-downs for equity method investments are included in share of earnings (losses) of affiliates.

Intangible Assets

Intangible Assets

Intangible assets subject to amortization, comprised of broadcast rights, are amortized straight-line over their estimated useful lives to their estimated residual values and are included in other assets, net in the combined balance sheets. Amortization of broadcast rights was approximately $3.0 million for each of the years ended December 31, 2022 and 2021, and was included in depreciation and amortization expense in the combined statements of operations.

Goodwill and franchise rights (collectively, “indefinite-lived intangible assets”) are not amortized, but instead are tested for impairment at least annually. The annual impairment assessment of the Company’s indefinite-lived intangible assets is performed during the fourth quarter of each year, or more frequently if events and circumstances indicate impairment may have occurred.

The Company’s goodwill is allocated entirely to its baseball reportable segment. The accounting guidance permits entities to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the quantitative goodwill impairment test. The accounting guidance also allows entities the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to the quantitative impairment test. The entity may resume performing the qualitative assessment in any subsequent period.

In evaluating goodwill on a qualitative basis, the Company reviews the business performance of each reporting unit and evaluates other relevant factors as identified in the relevant accounting guidance to determine whether it is more likely than not that an indicated impairment exists for any of our reporting units. The Company considers whether there are any negative macroeconomic conditions, industry specific conditions, market changes, increased competition, increased costs in doing business, management challenges, the legal environments and how these factors might impact company specific performance in future periods. As part of the analysis, the Company also considers fair value determinations for certain reporting units that have been made at various points throughout the current and prior years for other purposes. The Company performed a qualitative analysis during the fourth quarter of 2022 and concluded it was not more likely than not that an impairment existed.

If based on the qualitative analysis it is more likely than not that an impairment exists, the Company performs the quantitative impairment test. The quantitative goodwill impairment test compares the estimated fair value of a reporting unit to its carrying value. Developing estimates of fair value requires significant judgments, including making assumptions about appropriate discount rates, perpetual growth rates, relevant comparable market multiples, public trading prices and the amount and timing of expected future cash flows. The cash flows employed in the Company’s valuation analysis are based on management’s best estimates considering current marketplace factors and risks as well as assumptions of growth rates in future years. There is no assurance that actual results in the future will approximate these forecasts. If the carrying value of a reporting unit exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

The accounting guidance also permits entities to first perform a qualitative assessment to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired. The accounting guidance also allows entities the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to the quantitative impairment test. The entity may resume performing the qualitative assessment in any subsequent period. If the qualitative assessment supports that it is more likely than not that the carrying value of the Company’s indefinite-lived intangible assets, other than goodwill, exceeds its fair value, then a quantitative assessment is performed. If the carrying value of an indefinite-lived intangible asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

Impairment of Long Lived Assets

Impairment of Long-Lived Assets

Long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or an asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. The Company generally measures fair value by considering sale prices for similar assets or by discounting estimated future cash flows using an appropriate discount rate. Management judgment is necessary to estimate the fair value of asset groups. Accordingly, actual results could vary significantly from such estimates. Asset groups to be disposed of are carried at the lower of their financial statement carrying amount or fair value less costs to sell.

Amateur Player Acquisition Rights

Amateur Player Acquisition Rights

Amateur player acquisition rights consist of upfront payments to players that are capitalized and amortized using the straight-line method over their estimated useful lives. Such amounts are included in other assets, net in the combined balance sheets. Amortization of amateur player acquisition rights was approximately $11.0 million and $9.6 million for the years ended December 31, 2022 and 2021, respectively, and was included in depreciation and amortization expense in the combined statements of operations.

Derivative Instruments and Hedging Activities

Derivative Instruments and Hedging Activities

All of the Company’s derivatives, whether designated as hedging relationships or not, are recorded on the combined balance sheet at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings or losses. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded in other comprehensive earnings (loss) and are recognized in the combined statement of operations when the hedged item affects earnings or losses. Ineffective portions of changes in the fair value of cash flow hedges are recognized in net earnings (loss). If the derivative is not designated as a hedge, changes in the fair value of the derivative are recognized in net earnings (loss). None of the Company’s derivatives are currently designated as hedges.

Pension Plans

Pension Plans

Braves Holdings’ current and former players as well as certain coaches, managers, trainers and assistant trainers participate in a multi-employer defined-benefit pension plan in which all of the Clubs participate and equally fund. A certain population of Braves Holdings’ non-uniformed personnel participate in a defined-benefit pension plan sponsored by Braves Holdings.

The Company records amounts relating to its Braves Holdings-sponsored plan based on calculations that incorporate various actuarial and other assumptions, including discount rates, mortality, assumed rates of return and compensation increases. The Company reviews its assumptions on an annual basis and makes modifications to the assumptions based on current rates and trends when it is appropriate to do so. The Company believes that the assumptions utilized in recording its obligations under its plan are reasonable based on its experience and market conditions.

The Company recognizes the funded status of the Braves Holdings-sponsored defined-benefit pension plan as a net asset or liability and recognizes changes in that funded status in the year in which the changes occur through other comprehensive earnings (loss) to the extent those changes are not included in net periodic cost. The funded status reported on the Company’s combined balance sheets as of December 31, 2022 and 2021 was measured as the difference between the fair value of plan assets and the projected benefit obligation.

Revenue Recognition

Revenue Recognition

ASC 606 requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers and also requires disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.

Revenue is recognized when, or as, performance obligations under the terms of a contract are satisfied, which generally occurs when, or as, control of the promised products or services are transferred to customers. Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring products or services to a customer (transaction price). To the extent the transaction price includes variable consideration, the Company estimates the amount of variable consideration that should be included in the transaction price utilizing the most likely amount to which the Company expects to be entitled. Variable consideration is included in the transaction price if, in the Company’s judgment, it is probable that a significant future reversal of cumulative revenue under the contract will not occur. Estimates of variable consideration and determination of whether to include estimated amounts in the transaction price are based largely on an assessment of the Company’s anticipated performance and all information that is reasonably available.

Contracts with customers may contain multiple performance obligations. For such arrangements, the transaction price is allocated to each performance obligation based on the estimated relative stand-alone selling prices of the promised products or services underlying each performance obligation. The Company determines stand-alone selling prices based on the price at which the performance obligation is sold separately. If the standalone selling price is not observable through past transactions, the Company estimates the stand-alone selling price considering available information, such as market conditions and internal pricing guidelines related to the performance obligations.

Significant portions of the transaction prices for Braves Holdings are related to undelivered performance obligations that are under contractual arrangements that extend beyond one year. The Company anticipates recognizing revenue from the delivery of such performance obligations of approximately $283.1 million in 2023, $264.1 million in 2024, $817.0 million in 2025 through 2030, and $146.1 million thereafter, primarily recognized through 2035. We have not included any amounts in the undelivered performance obligations amounts for those performance obligations that relate to a contract with an original expected duration of one year or less.

Sales, value add, and other taxes when collected concurrently with revenue producing activities are excluded from revenue. If, at contract inception, the Company determines the time period between when the Company transfers a promised good or service to a customer and when the customer pays the Company for that good or service is one year or less, the Company does not adjust the promised amount of consideration for the effects of a significant financing component.

When consideration is received from a customer prior to transferring services to the customer under the terms of a contract, deferred revenue is recorded. The primary source of the Company’s deferred revenue relates to suite and season ticket arrangements, as well as certain sponsorship arrangements. Deferred revenue is recognized as revenue when, or as, control of the products or services are transferred to the customer and all revenue recognition criteria have been met. At December 31, 2022 and 2021, the Company had long-term deferred revenue of $14.3 million and $10.7 million, respectively, which were included in other noncurrent liabilities in the combined balance sheets. During the years ended December 31, 2022 and 2021, the Company recognized $81.6 million and $77.4 million, respectively, of revenue that was included in deferred revenue at the beginning of the respective year.

The Company reports revenue on a gross or net basis based on management’s assessment of whether the Company acts as a principal or agent in the transaction. The determination of whether the Company acts as a principal or an agent in a transaction is based on an evaluation of whether the Company controls the good or service before transfer to the customer. When the Company concludes that it controls the good or service before transfer to the customer, the Company is considered a principal in the transaction and records revenue on a gross basis. When the Company concludes that it does not control the good or service before transfer to the customer but arranges for another entity to provide the good or service, the Company acts as an agent and records revenue on a net basis in the amount it earns for its agency service.

The following table disaggregates Braves Holdings’ revenue by source:

	Years ended December 31,
	2022	2021

	amounts in thousands
Baseball revenue:
Baseball event	$298,364	287,348
Broadcasting	154,185	163,188
Retail and licensing	47,792	44,089
Other	34,643	27,772
Baseball revenue	534,984	522,397
Mixed-Use Development revenue	53,577	41,320
Total revenue	$588,561	563,717

The Company’s revenue recognition policies summarizing the nature, amount, timing and uncertainty associated with each major source of revenue from contracts with customers are described below.

Baseball Event Revenue

The Company derives event-related revenue from gameday tickets, concessions and parking. These arrangements have limited performance obligations for single or mini multigame ticket packages and include a fixed-fee transaction price. The Company’s performance obligations are satisfied as the related benefits are delivered to each customer.

In addition, the Company derives event related revenue from suite arrangements, season tickets and advertising sponsorships (in the form of Stadium signage and other sponsorship elements). These arrangements may be multiyear fee arrangements and include annual market increases. Payment terms for these arrangements can vary by contract, but payments are generally due in installments prior to each regular season. The Company’s performance obligations under such arrangements are to provide the customer with certain benefits during each regular season. The transaction price of the arrangement is allocated to each performance obligation based on the relative standalone selling price of each obligation. In determining the stand-alone selling price, the Company considers the contractually agreed-upon fees, as compared to other arrangements. The Company’s performance obligations are satisfied as the related benefits are delivered to each customer. Revenue is recognized on a per game basis during the regular season based on a pro rata share of total revenue allocated to the entire regular season to the total number of home games during the regular season.

Broadcasting Revenue

The Company derives revenue from the sale of local broadcasting rights and national broadcasting rights negotiated by the BOC on behalf of the Clubs.

Each Club has the right to authorize the television broadcast, within its home television territory, of games in which it participates, subject to certain exceptions. ANLBC has a long-term local broadcasting agreement with Sportsouth Network II, LLC, the owner and operator of the SportSouth and FS South video programming services (“Bally Sport South” and “Bally Sports Southeast,” formerly known as Fox Sports South and Fox Sports Southeast, respectively), granting its regional cable networks the right to broadcast substantially all of the Braves games not otherwise selected for broadcast within the home television territory of the Braves by national broadcast partners for the 2013 through 2027 seasons. Over the 15-year term of the agreement, ANLBC is entitled to receive payments, subject to the actual number of games broadcast during the term. Pursuant to the terms of the agreement, ANLBC receives such rights fees in monthly installments from January through August of each year. The transaction price under the local television broadcast arrangement is variable in nature as certain provisions exist as to the consideration received in certain years. The Company estimates the entire transaction price of the contractual arrangements and recognizes revenue allocated to each of the performance obligations within the contractual arrangements as those performance obligations are satisfied. In estimating the transaction price, the Company considers the contractually agreed-upon fees as well as qualitative considerations with respect to the number of games expected to be broadcast. The resulting transaction price is allocated entirely to each contract year as stated in the contractual agreement and revenue is recognized using an output measure of progress toward satisfaction of the Company’s performance obligations within the contract year, as the underlying benefits are provided. During the year ended December 31, 2021, the Company recognized $13.4 million in revenue from performance obligations satisfied in prior periods. The cumulative catch-up adjustment resulted from a change in the estimated variable transaction price that was constrained in prior periods.

The Company also participates in the revenue generated from national television and radio broadcast arrangements negotiated by the BOC on behalf of the Clubs with ESPN Inc., Turner Broadcasting System, Inc., Fox Broadcasting Company, Sirius XM Satellite Radio and others (the “National Broadcast Rights”). Under the rules and regulations adopted by MLB, as well as a series of other agreements and arrangements that govern the operation and management of a Club, the BOC has the authority, acting as the agent on behalf of the Clubs, to enter into and administer all contracts for the sale of National Broadcast Rights. The transaction prices under national broadcasting rights arrangements are typically fixed and are allocated to each performance obligation within the contractual arrangements. The fixed license fees are allocated to each of the performance obligations within the contractual arrangements, based on the stand-alone selling price of the intellectual property. The resulting transaction price is allocated entirely to the rights provided for the related contract year, and revenue is recognized using an output measure of progress toward satisfaction of the Company’s performance obligations within the contract year, which is generally as games are made available for use under license agreement.

Retail and Licensing Revenue

The Company has retail merchandise sales at the Stadium. Sales of merchandise are recorded at the point of sale, net of returns. The Company has elected to present sales taxes on a net basis.

The Company participates in an agency arrangement along with the other 29 Clubs whereby net revenue generated from licensing arrangements with third parties is divided equally among the Clubs. The transaction price is based upon the expected distribution values as communicated by MLB. The timing of revenue recognition and receipt of this revenue is dependent on the nature of the underlying performance obligation, which is generally over time.

Mixed-Use Development Revenue

The Company receives lease income as the lessor for certain buildings and land in the Mixed-Use Development. Revenue from minimum rents are recognized on a straight-line basis over the terms of their respective lease agreements. Some retail tenants are required to pay overage rents based on sales over a stated base amount during the lease term. Overage rents are only recognized when each tenant’s sales exceed the applicable sales threshold. Tenants reimburse the Company for a substantial portion of the Company’s operating expenses, including common area maintenance, real estate taxes and property insurance. The Company accrues reimbursements from tenants for recoverable portions of all these expenses as revenue in the period the applicable expenditures are incurred. The Company recognizes differences between estimated recoveries and the final billed amounts in the subsequent year.

Parking and sponsorship revenue comprise a relatively small portion of Mixed-Use Development revenue. Sponsorship revenue is recognized on a straight-line basis over each annual period. Parking revenue is recognized daily based on actual usage.

Compensation to Players and Other Baseball Personnel

Compensation to Players and Other Baseball Personnel

Player and other baseball personnel contracts are expensed based on a systematic and rational method where the expense typically follows the annual contractual amounts payable for each season. If compensation is earned currently but is to be paid in future periods, the earned amount, net of imputed interest based on the expected payout period, is charged to expense, and amounts not paid are reflected as either a current or noncurrent liability in the combined balance sheets. Interest imputed on these obligations is amortized and charged to expense using the effective interest method and reflected in the combined statements of operations as interest expense. Interest income for these investments is recognized when earned.

In the event the Club terminates a player’s contract where the reason for the player’s failure is not based on an act of the player that is proscribed by the contract, the Club may be required to make minimum payments to the player for the balance of the contract’s term. With respect to such payments, the present value of the remaining unpaid balance of that contract, including unamortized capitalized signing bonuses, is expensed in the year the person is released, and any unpaid amounts are included in accounts payable and accrued liabilities in the combined balance sheets. If it is probable that an injury will prevent a player from playing in future periods, the present value of compensation to be earned during those periods, net of any insurance proceeds, is expensed in the period in which the injury was determined to prevent future play.

Advertising Costs

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs aggregated $5.2 million and $6.2 million for the years ended December 31, 2022 and 2021, respectively, and were recorded in the selling, general and administrative expenses line in the combined statements of operations.

Stock Based Compensation

Stock-Based Compensation

As more fully described in note 9, Liberty Media has granted to its directors, employees and employees of Braves Holdings, certain equity-classified awards (collectively, “Awards”). The Company measures the cost of employee services received in exchange for Awards based on the grant date fair value of the Award, and recognizes that cost over the period during which the employee is required to provide service (usually the vesting period of the Awards). The Company estimates grant date fair value using the Black-Scholes valuation model. During the years ended December 31, 2022 and 2021, the Company recorded stock-based compensation expense of $12.2 million and $12.4 million, respectively. These amounts are included in selling, general and administrative expense in the combined statements of operations.

Income Taxes

Income Taxes

Income taxes are accounted for under the asset-and-liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Net deferred tax assets are then reduced by a valuation allowance if the Company believes it is more likely than not such net deferred tax assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Pro Forma Earnings per Share

Pro Forma Earnings per Share

Unaudited pro forma earnings (loss) per common share is computed by dividing net earnings (loss), excluding any unrealized gains (losses) on intergroup interests, as detailed in the table below, by 61.6 million common shares, which is the aggregate number of shares of Series A, Series B and Series C common stock that would have been issued if the Split-Off had occurred on December 31, 2022, assuming a one for one distribution ratio on Series A, Series B and Series C for every share of Series A, Series B or Series C Liberty Braves common stock outstanding and assuming settlement and extinguishment of the intergroup interests, as described in note 1.

Year ended
December 31, 2022
amounts in thousands
Net earnings (loss)	$(34,172)
Less: Unrealized gains (losses) on intergroup interests	(35,154)
Unaudited pro forma net earnings (loss)	$982

Reclasses and Adjustments	Reclasses and Adjustments Certain prior period amounts have been reclassified for comparability with the current year presentation.
Estimates

Estimates

The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Company considers (i) fair value measurements of non-financial instruments and (ii) accounting for income taxes to be its most significant estimates.